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EXHIBIT 23.8



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration
Statement on Form   S-8 of our report dated March 15, 2001, relating to the
financial statements, which appears in the NuWay Energy, Inc. Quarterly Report on Form 10-KSB for the periods ended December 31, 2000, and 1999.

/s/ Shubitz Rosenbloom & Co., P.A.



Miami, Florida
December 23, 2002



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